EXHIBIT 10.8

SECOND AMENDMENT TO AMENDED

AND RESTATED EMPLOYMENT AGREEMENT

This Second Amendment (this “Amendment”) is entered into as of October 11, 2018, between Entercom Communications Corp., a Pennsylvania corporation (the “Company”), and David J. Field (“Executive”) in order to amend as follows that certain Amended and Restated Employment Agreement, effective as of April 22, 2016 and as amended effective November 16, 2017, between the Company and Executive (the “Employment Agreement”).

WHEREAS, the Company and Executive are parties to the Employment Agreement;

WHEREAS, the parties agree to amend the Employment Agreement to alter certain compensation terms thereof;

NOW THEREFORE, in consideration of the mutual covenants set forth below, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Employment Agreement as follows:

1.    Parachute Payments.

Section 12 of the Employment Agreement is hereby amended in its entirety to read as follows:

“12.    Reserved.”

2.    No Other Changes to the Employment Agreement. Except as expressly amended by this Amendment, all of the terms of the Employment Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first set forth above.

/S/ David J. Field
David J. Field

Date: October 11, 2018

Entercom Communications Corp.

/S/ Andrew P. Sutor, IV
Andrew P. Sutor, IV
Executive Vice President, General Counsel

Date: October 11, 2018